Exhibit 99.1

Alkami Announces First Quarter 2025 Financial Results
Company Also Announces Planned Retirement of CFO Bryan Hill

PLANO, Texas, April 30, 2025 (PRNewswire) -- Alkami Technology, Inc. (Nasdaq: ALKT) (“Alkami” or “the Company”), a leading cloud-based digital banking solutions provider for financial institutions (FIs) in the U.S., today announced results for its first quarter ending March 31, 2025.

First Quarter 2025 Financial Highlights

•GAAP total revenue of $97.8 million, an increase of 28.5% compared to the year-ago quarter;
•GAAP gross margin of 59.0%, compared to 57.8% in the year-ago quarter;
•Non-GAAP gross margin of 64.3%, compared to 61.7% in the year-ago quarter;
•GAAP net loss of $(7.8) million, compared to $(11.4) million in the year-ago quarter; and
•Adjusted EBITDA of $12.1 million, compared to $3.8 million in the year-ago quarter.

Comments on the News

Alex Shootman, Chief Executive Officer, said, “In the first quarter, we delivered another outstanding quarter of strong revenue growth and profitability, with revenue growth of 28.5% and Adjusted EBITDA of $12.1 million. We exited Q1 with 20.5 million users on the Alkami platform, up 2.3 million compared to the year-ago quarter, and we continued to lead the industry in market share gains.”

Shootman added, “As we kick off 2025, we are continuing the momentum we have built over the last several years - expanding our presence in the bank market, enhancing add-on sales, investing in our platform, cultivating a great culture, and expanding our capabilities, most recently through our acquisition of MANTL. All of this combines to support our mission to be the premier digital banking provider in the industry.”

Bryan Hill, Chief Financial Officer, said, “We exited the first quarter with annual recurring revenue of $404 million, up 33%, and revenue per registered user of $19.74, up 18% compared to the year-ago quarter. In addition, we were pleased to close our acquisition of MANTL on March 17, 2025. We expect MANTL will be accretive to Alkami’s overall revenue growth and gross margin expansion, and we expect the impact of the acquisition to be accretive to Adjusted EBITDA in 2026, allowing Alkami to meet or exceed its long-term financial targets.”

CFO Planned Retirement

Alkami also announced today the planned retirement of its Chief Financial Officer, Bryan Hill. The Company has initiated a search to identify his successor. Mr. Hill will remain CFO until the earlier of February 27, 2026, or 15 days after the Company hires his successor. In connection with Mr. Hill’s retirement, he and the Company have entered into a consulting agreement which provides that, on the retirement date, Mr. Hill will transition to the role of consultant through December 15, 2026, to help facilitate the succession process.

“Since joining Alkami in 2019, Bryan has played a pivotal role in driving value for Alkami, leading our IPO effort, expanding our access to capital, and playing a key role in four acquisitions,” said Shootman. “Under his stewardship, Alkami’s financial position has never been stronger, and he has built an outstanding accounting and finance organization that will continue to support our growth.”

“I want to express my heartfelt gratitude to all Alkamists, our board of directors, and our shareholders for the support and trust you have placed in me over the years. It has been an incredible journey, and I am proud of what we have accomplished together, particularly in driving the company’s growth and scaling its profitability,” said Hill. “We have a strong leadership team in place, and I am confident that Alkami will continue to thrive and achieve its objective of becoming the industry’s leading digital banking platform.”

2025 Financial Outlook

The following statements are forward-looking, and actual results could differ materially depending on market conditions and the factors set forth under “Cautionary Statement Regarding Forward-Looking Statements.”

Alkami is providing guidance for its second quarter ending June 30, 2025 of:
•GAAP total revenue in the range of $109.0 million to $110.5 million;
•Adjusted EBITDA in the range of $9.0 million to $10.0 million.

Alkami is providing guidance for its fiscal year ending December 31, 2025 of:
•GAAP total revenue in the range of $443.0 million to $447.0 million;
•Adjusted EBITDA in the range of $49.5 million to $52.5 million.

In the first quarter, MANTL contributed $1.4 million to total revenue and a ($0.1 million) loss to Adjusted EBITDA. Alkami expects MANTL to contribute revenue of approximately $31.4 million and an Adjusted EBITDA loss of $5 million to its 2025 full-year financial performance. Alkami expects MANTL's annual recurring revenue under contract at December 31, 2025 to be approximately $60 million, which represents a year-over-year growth rate of over 30%.

Conference Call Information
The Company will host a conference call at 5:00 p.m. ET today to discuss its financial results with investors. A live webcast of the event will be available on the Alkami investor relations website at investors.alkami.com. In addition, a live dial-in will be available domestically at 1-800-836-8184 and internationally at 1-646-357-8785, using passcode 04175. The webcast replay will be available on the Alkami investor relations website.

About Alkami
Alkami Technology, Inc. is a leading cloud-based digital banking solutions provider for financial institutions in the United States that enables clients to grow confidently, adapt quickly, and build thriving digital communities. Alkami helps clients transform through retail and business banking, onboarding and account opening opening, payment security, and data and marketing solutions. To learn more, visit www.alkami.com.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking” statements relating to Alkami Technology, Inc.’s strategy, goals, future focus areas, and expected, possible or assumed future results, including its future cash flows and its financial outlook. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements, expressed or implied by the forward-looking statements. Factors that may materially affect such forward-looking statements include: Our limited operating history and history of operating losses; our ability to manage future growth; our ability to attract new clients and retain and expand existing clients’ use of our solutions; the unpredictable and time-consuming nature of our sales cycles; our ability to maintain, protect and enhance our brand; our ability to accurately predict the long-term rate of client subscription renewals or adoption of our solutions; our reliance on third-party software, content and services; our ability to effectively integrate our solutions with other systems used by our clients; intense competition in our industry; any downturn, consolidation or decrease in technology spend in the financial services industry, including as a result of recent closures of certain financial institutions and liquidity concerns at other financial institutions; our ability and the ability of third parties on which we rely to prevent and identify breaches of security measures (including cybersecurity) and resulting disruptions of our systems or operations and unauthorized access to client customer and other data; our ability to successfully integrate acquired companies or businesses; our ability to comply with regulatory and legal requirements and developments; our ability to attract and retain key employees; the political, economic and competitive conditions in the markets and jurisdictions where we operate; our ability to maintain, develop and protect our intellectual property; our ability to respond to evolving technological requirements to develop or acquire new and enhanced products that achieve market acceptance in a timely manner; our ability to estimate our expenses, future revenues, capital requirements, our needs for additional financing and our ability to obtain additional capital and other factors described in the Company’s filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Explanation of Non-GAAP Financial Measures and Key Business Metrics
The company reports its financial results in accordance with accounting principles generally accepted in the United States of America, or GAAP. However, the company believes that, in order to properly understand its short-term and long-term financial, operational and strategic trends, it may be helpful for investors to exclude certain non-cash or non-recurring items when used as a supplement to financial performance measures in accordance with GAAP. These items result from facts and circumstances that vary in both frequency and impact on continuing operations. The company also uses results of operations excluding such items to evaluate the operating performance of Alkami and compare it against prior periods, make operating decisions, determine executive compensation, and serve as a basis for long-term strategic planning. These non-GAAP financial measures provide the company with additional means to understand and evaluate the operating results and trends in its ongoing business by eliminating certain non-cash expenses and other items that Alkami believes might otherwise make comparisons of its ongoing business with prior periods more difficult, obscure trends in ongoing operations, reduce management’s ability to make useful forecasts, or obscure the ability to evaluate the effectiveness of certain business strategies and management incentive structures. In addition, the company also believes that investors and financial analysts find this information to be helpful in analyzing the company’s financial and operational performance and comparing this performance to the company’s peers and competitors.

The company defines “Non-GAAP Cost of Revenues” as cost of revenues, excluding (1) amortization and (2) stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Gross Margin” as gross profit, plus (1) amortization and (2) stock-based compensation expense, all divided by revenue. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Non-GAAP Research and Development Expense” as research and development expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to product innovation.

The company defines “Non-GAAP Sales and Marketing Expense” as sales and marketing expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ongoing expenditures related to its sales and marketing strategies.

The company defines “Non-GAAP General and Administrative Expense” as general and administrative expense, excluding stock-based compensation expense. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s underlying expense structure to support corporate activities and processes.

The company defines “Non-GAAP Income Before Income Taxes” as loss before income taxes, plus (1) gain on financial instruments, (2) amortization, (3) stock-based compensation expense, (4) acquisition-related expenses, and (5) loss on impairment of intangible assets. The company believes that investors and financial analysts find this non-GAAP financial measure to be useful in analyzing the company’s financial and operational performance, comparing this performance to the company’s peers and competitors, and understanding the company’s ability to generate income from ongoing business operations.

The company defines “Adjusted EBITDA” as net loss plus (1) (benefit from) provision for income taxes, (2) gain on financial instruments, (3) interest income, net, (4) depreciation and amortization (5) stock-based compensation expense, (6) acquisition-related expenses, and (7) loss on impairment of intangible assets. The company believes adjusted EBITDA provides investors and other users of our financial information consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations.

In addition, the Company also uses the following important operating metrics to evaluate its business:

The company defines “Annual Recurring Revenue (ARR)” by aggregating annualized recurring revenue related to SaaS subscription services recognized in the last month of the reporting period as well as the next 12 months of expected implementation services revenues in the last month of the reporting period. We believe ARR provides important information about our future revenue potential, our ability to acquire new clients, and our ability to maintain and expand our relationship with existing clients.

The company defines “Registered Users” as an individual or business related to an account holder of an FI client on our digital banking platform and has access as of the last day of the reporting period presented. We exclude individuals or businesses that solely use the products and services of our acquisitions. We price our digital banking platform based on the number of registered users, so as the number of registered users of our digital banking platform increases, our ARR grows. We believe growth in the number of registered users provides important information about our ability to expand market adoption of our digital banking platform and its associated software products, and therefore to grow revenues over time.

The company defines “Revenue per Registered User (RPU)” by dividing ARR for the reporting period by the number of registered users as of the last day of the reporting period. We believe RPU provides important information about our ability to grow the number of software products adopted by new clients over time, as well as our ability to expand the number of software products that our existing clients add to their contracts with us over time.

The company does not provide a reconciliation of our adjusted EBITDA outlook to GAAP net loss because certain significant information required for such reconciliation is not available without unreasonable efforts, including benefit from/provision for income taxes, gain/loss on financial instruments, stock-based compensation expense, and acquisition-related expenses, net, all of which may be significant.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(UNAUDITED)
	March 31,	December 31,
	2025	2024
Assets
Current assets
Cash and cash equivalents	$61,660	$94,359
Marketable securities	33,637	21,375
Accounts receivable, net	46,790	38,739
Deferred costs, current	13,640	13,207
Prepaid expenses and other current assets	18,514	13,697
Total current assets	174,241	181,377
Property and equipment, net	22,992	22,075
Right-of-use assets	14,579	14,565
Deferred costs, net of current portion	37,041	37,178
Intangibles, net	178,801	29,021
Goodwill	400,158	148,050
Other assets	9,349	5,011
Total assets	$837,161	$437,277
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$5,180	$6,129
Accrued liabilities	27,406	24,520
Deferred revenues, current portion	29,137	13,578
Lease liabilities, current portion	1,559	1,343
Total current liabilities	63,282	45,570
Deferred revenues, net of current portion	25,635	15,526
Deferred income taxes	2,346	1,822
Convertible senior notes, net	334,720	—
Revolving loan	60,000	—
Lease liabilities, net of current portion	16,910	17,109
Other non-current liabilities	224	220
Total liabilities	503,117	80,247
Stockholders’ Equity
Preferred stock, $0.001 par value, 10,000,000 shares authorized and 0 shares issued and outstanding as of March 31, 2025 and December 31, 2024	—	—
Common stock, $0.001 par value, 500,000,000 shares authorized; and 103,019,976 and 102,088,783 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively	103	102
Additional paid-in capital	817,958	833,129
Accumulated deficit	(484,017)	(476,201)
Total stockholders’ equity	334,044	357,030
Total liabilities and stockholders' equity	$837,161	$437,277

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(UNAUDITED)
	Three months ended March 31,
	2025	2024
Revenues	$97,835	$76,127
Cost of revenues(1)	40,075	32,095
Gross profit	57,760	44,032
Operating expenses:
Research and development	26,885	22,820
Sales and marketing	17,899	13,843
General and administrative	23,771	19,315
Acquisition-related expenses	2,378	60
Amortization of acquired intangibles	568	359
Loss on impairment of intangible assets	1,655	—
Total operating expenses	73,156	56,397
Loss from operations	(15,396)	(12,365)
Non-operating income (expense):
Interest income	1,096	1,082
Interest expense	(801)	(73)
Gain on financial instruments	—	112
Loss before income taxes	(15,101)	(11,244)
(Benefit from) provision for income taxes	(7,285)	189
Net loss	$(7,816)	$(11,433)
Net loss per share attributable to common stockholders:
Basic and diluted	$(0.08)	$(0.12)
Weighted average number of shares of common stock outstanding:
Basic and diluted	102,430,673	96,945,232

(1) Includes amortization of acquired technology of $1.9 million and $1.3 million for the three months ended March 31, 2025 and 2024, respectively.

ALKAMI TECHNOLOGY, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(UNAUDITED)
	Three months ended March 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(7,816)	$(11,433)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization expense	3,430	2,562
Accrued interest on marketable securities, net	(279)	(294)
Stock-based compensation expense	16,093	13,552
Amortization of discount and debt issuance costs	192	32
Loss on impairment of intangible assets	1,655	—
Gain on financial instruments	—	(112)
Deferred taxes	(8,312)	25
Changes in operating assets and liabilities:
Accounts receivable	(6,572)	(218)
Prepaid expenses and other current assets	(5,416)	(1,633)
Accounts payable and accrued liabilities	(2,002)	(3,873)
Deferred costs	(158)	(1,311)
Deferred revenues	3,521	3,654
Net cash (used in) provided by operating activities	(5,664)	951
Cash flows from investing activities:
Purchase of marketable securities	(21,883)	(7,149)
Proceeds from sales, maturities and redemptions of marketable securities	9,900	15,626
Purchases of property and equipment	(485)	(306)
Capitalized software development costs	(1,446)	(1,363)
Acquisition of business, net of cash acquired	(375,499)	—
Net cash (used in) provided by investing activities	(389,413)	6,808
Cash flows from financing activities:
Debt issuance costs paid	(779)	—
Proceeds from issuance of convertible senior notes	335,513	—
Proceeds from borrowing under revolving loan	60,000	—
Purchase of capped call transaction	(33,879)	—
Payments for taxes related to net settlement of equity awards	—	(5,678)
Proceeds from stock option exercises	1,523	1,171
Net cash provided by (used in) financing activities	362,378	(4,507)
Net (decrease) increase in cash and cash equivalents	(32,699)	3,252
Cash and cash equivalents, beginning of period	94,359	40,927
Cash and cash equivalents, end of period	$61,660	$44,179

ALKAMI TECHNOLOGY, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands, except per share data)
(UNAUDITED)
	Three Months Ended
	March 31,
	2025	2024
GAAP total revenues	$97,835	$76,127

	March 31,
	2025	2024
Annual Recurring Revenue (ARR)	$403,885	$302,659
Registered Users	20,461	18,113
Revenue per Registered User (RPU)	$19.74	$16.71

Non-GAAP Cost of Revenues
Set forth below is a presentation of the company’s “Non-GAAP Cost of Revenues.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2025	2024
GAAP cost of revenues	$40,075	$32,095
Amortization	(2,498)	(1,775)
Stock-based compensation expense	(2,636)	(1,178)
Non-GAAP cost of revenues	$34,941	$29,142

Non-GAAP Gross Margin
Set forth below is a presentation of the company’s “Non-GAAP Gross Margin.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2025	2024
GAAP gross margin	59.0%	57.8%
Amortization	2.6%	2.3%
Stock-based compensation expense	2.7%	1.6%
Non-GAAP gross margin	64.3%	61.7%

Non-GAAP Research and Development Expense
Set forth below is a presentation of the company’s “Non-GAAP Research and Development Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2025	2024
GAAP research and development expense	$26,885	$22,820
Stock-based compensation expense	(5,434)	(3,998)
Non-GAAP research and development expense	$21,451	$18,822

Non-GAAP Sales and Marketing Expense
Set forth below is a presentation of the company’s “Non-GAAP Sales and Marketing Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2025	2024
GAAP sales and marketing expense	$17,899	$13,843
Stock-based compensation expense	(2,847)	(2,031)
Non-GAAP sales and marketing expense	$15,052	$11,812

Non-GAAP General and Administrative Expense
Set forth below is a presentation of the company’s “Non-GAAP General and Administrative Expense.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2025	2024
GAAP general and administrative expense	$23,771	$19,315
Stock-based compensation expense	(9,085)	(6,345)
Non-GAAP general and administrative expense	$14,686	$12,970

Non-GAAP Income Before Income Taxes
Set forth below is a presentation of the company’s “Non-GAAP Income Before Income Taxes.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2025	2024
GAAP loss before income taxes	$(15,101)	$(11,244)
Gain on financial instruments	—	(112)
Amortization	3,066	2,134
Stock-based compensation expense	20,002	13,552
Acquisition-related expenses	2,378	60
Loss on impairment of intangible assets	1,655	—
Non-GAAP income before income taxes	$12,000	$4,390

Adjusted EBITDA
Set forth below is a presentation of the company’s “Adjusted EBITDA.” Please reference the “Explanation of Non-GAAP Measures” section.
	Three Months Ended
	March 31,
	2025	2024
GAAP net loss	$(7,816)	$(11,433)
(Benefit from) provision for income taxes	(7,285)	189
Gain on financial instruments	—	(112)
Interest income, net	(295)	(1,009)
Depreciation and amortization	3,430	2,562
Stock-based compensation expense	20,002	13,552
Acquisition-related expenses	2,378	60
Loss on impairment of intangible assets	1,655	—
Adjusted EBITDA	$12,069	$3,809

Investor Relations Contact
Steve Calk
ir@alkami.com

Media Relations Contacts
Marla Pieton
marla.pieton@alkami.com

Valerie Kerner
alkami@fullyvested.com